SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                December 29, 2003


                           WSFS FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



       Delaware                     0-16668          22-2866913
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(State or other jurisdiction      (SEC File No.)    (IRS Employer
     of incorporation)                             Identification
                                                       Number)


838 Market Street, Wilmington, Delaware                19899
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(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (302)792-6000
                                                    -------------


                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                           WSFS FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 5.  Other Events
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         AHMC  Arbitration.  On December 29, 2003, WSFS Financial  Corporation's
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(the  "Company")  position  in  connection  with a Demand for  Arbitration  (the
"Demand") filed against Wilmington Savings Fund Society,  FSB (the "Bank"),  the
Company's  wholly-owned   subsidiary,   by  American  Homestead  Mortgage  Corp.
("AHMC"), was affirmed. The Arbitrator agreed with the Company's position and awarded AHMC $1,991,520, plus interest, and any "residual interest" owing to AHMC under the Company's 1994 agreement relating to the purchase of reverse mortgage loans from AHMC (the "Arbitration Award"). AHMC had sought an award in excess of $8.0 million.

         On December 31, 2003, the Bank and AHMC entered into a settlement agreement and release(the "Settlement Agreement"). In the Settlement Agreement, the Company agreed to pay AHMC $2.5 million in final settlement of all amounts AHMC would be entitled to receive under the 1994 agreement and the Arbitration Award. Because the Company had accrued for its expected payments under its contract with AHMC and related costs, the terms of the Settlement Agreement did not have a material impact on the financial condition and results of operations of the Company for the three months, or the fiscal year, ended December 31, 2003.

         Montchanin  Capital  Management.  On January 12, 2004,  the  Registrant
         --------------------------------
issued a press release announcing the formation of Montchanin Capital Management, a new investment management firm to serve the needs of high net worth individuals and small-to-medium sized institutions in the Delaware area. The Registrant also announced that Montachanin Capital Management entered into a definitive agreement to acquire Cypress Capital Management, a Wilmington-based investment advisory firm. For further details, reference is made to the Press Release dated January 12, 2004, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99 - Press release dated January 12, 2004.
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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       WSFS FINANCIAL CORPORATION


Date: January 16, 2004                  By:      /s/Mark A. Turner
                                                 ------------------
                                                 Mark A. Turner
                                                 Chief Operating Officer/
                                                 Chief Financial Officer







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